Exhibit 99.(h)(3)(a)

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA  02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds—Additional Funds Letter

Ladies and Gentlemen:

Reference is made to the Sub-Administration made between us dated as of June 1, 2010, as amended and supplemented (the “Agreement”).  Pursuant to the Agreement, this letter is to provide notice of the creation of Aberdeen European Equity Fund, a new Fund (as defined in the Agreement) of Aberdeen Funds.

In accordance with Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the additional Fund listed above.  A current Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, the representations and warranties in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Aberdeen Asset Management Inc. and retaining one for your records.

Sincerely,

ABERDEEN ASSET MANAGEMENT INC.

		By:	/s/ Lucia Sitar
		Name:	Lucia Sitar
		Title:	U.S. Counsel

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President

Effective Date: February 25, 2013

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended on February 25, 2013

SCHEDULE A*

Listing of Funds

Fund Name	Classes of Shares

Aberdeen Equity Long-Short Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Natural Resources Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Small Cap Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen China Opportunities Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen International Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Diversified Alternatives Fund	Class A
(formerly, Aberdeen Optimal Allocations Fund: Specialty)	Class C
Class R
Institutional Class
Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Dynamic Allocation Fund	Class A
(formerly, Aberdeen Optimal Allocations Fund: Moderate)	Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Diversified Alternatives Fund	Class A
(formerly, Aberdeen Optimal Allocations Fund: Moderate)	Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Asia Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Emerging Markets Fund	Class A
(formerly, Aberdeen Emerging Markets Institutional Fund)	Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Fixed Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Small Cap Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Tax-Free Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Core Fixed Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Emerging Markets Debt Local Currency Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global High Yield Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Ultra-Short Duration Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Asia-Pacific Smaller Companies Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen U.S. Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen U.S. High Yield Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Emerging Markets Debt Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen European Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

* As approved at the December 5, 2012 Board Meeting.